SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jul-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jul-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jul-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    184,807,307    3,808,752    1.37500%       211,758
 A-2  222,000,000    215,782,640    2,839,936    1.41500%       254,444
 A-3  50,000,000     48,599,694      639,625     1.36500%       55,282
A-IO  254,100,000    247,054,303        0        6.96500%      1,581,475
 M-1  33,000,000     33,000,000         0        1.91500%       52,663
 M-2  19,250,000     19,250,000         0        2.83500%       45,478
 M-3   6,875,000      6,875,000         0        3.03500%       17,388
 B-1  16,500,000     16,500,000         0        4.03500%       55,481
 B-2   6,875,000      6,875,000         0        5.03500%       28,846
 B-3   5,500,000      5,500,000         0        6.03500%       27,660
  X   550,000,050    538,364,864        0                          0
  R       50              0             0        1.41500%          0
Total 550,000,050    537,189,641    7,288,314                  2,330,476

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         4,020,511         0      180,998,555
 A-2      N/A         3,094,380         0      212,942,704
 A-3      N/A          694,907          0       47,960,069
A-IO      N/A         1,581,475         0      243,045,730
 M-1      0.00         52,663           0       33,000,000
 M-2      0.00         45,478           0       19,250,000
 M-3      0.00         17,388           0       6,875,000
 B-1      0.00         55,481           0       16,500,000
 B-2      0.00         28,846           0       6,875,000
 B-3      0.00         27,660           0       5,500,000
  X       N/A             0             0      532,341,803
  R       N/A             0             0           0
Total     0.00        9,618,790         0      529,901,328

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     20.04606568   1.11451774  21.16058342
 A-2   22541NN96     12.79250473   1.14614279  13.93864752
 A-3   22541NP29     12.79250480   1.10564300  13.89814780
A-IO   22541NP37     0.00000000    6.22382971   6.22382971
 M-1   22541NP52     0.00000000    1.59583333   1.59583333
 M-2   22541NP60     0.00000000    2.36250026   2.36250026
 M-3   22541NQ28     0.00000000    2.52916655   2.52916655
 B-1   22541NP78     0.00000000    3.36250000   3.36250000
 B-2   22541NP86     0.00000000    4.19583273   4.19583273
 B-3   22541NP94     0.00000000    5.02916727   5.02916727
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    952.62397321
 A-2  0.00000000    959.20137041
 A-3  0.00000000    959.20137020
A-IO  0.00000000    956.49638019
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    967.89409843
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  221,199,090  317,066,732     538,265,821
     Scheduled Principal               156,911      237,373         394,284
     Prepayments (Incls Curtail)     2,922,850    2,606,885       5,529,735
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      3,079,761    2,844,258       5,924,019
     Net Realized Losses                     0            0               0
Ending Balance                     218,119,329  314,222,474     532,341,803
Ending Count                             1,807        2,364           4,171

Aggregate End Coll Bal             218,119,329  314,222,474     532,341,803

Ending Overcollateralization Amount                               2,440,475

Prefunding Account:
Beginning Balance                    7,523,963   12,765,855      20,289,818
Subsequent Transfer                  7,523,963   12,765,855      20,289,818
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,433,617    2,050,832       3,484,449
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,433,617    2,050,832       3,484,449
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                           86,175      123,524         209,699
Trustee Fee                                885        1,268           2,153
FSA Premium                              9,240        2,430          11,670
Credit Risk Manager Fee                  3,226        4,624           7,850
LPMI                                         0            0               0
Dividend Rewards                             0        1,841           1,841
Back-Up Servicing Fee                    5,991        8,588          14,578

Current Advances as of determination date                         1,161,110
Outstanding Advances  (end of prior calendar month)                 694,980

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     53             6,012,155     24         2,559,646
Grp 2     49             7,102,455     21         2,921,592
Total     102           13,114,611     45         5,481,238
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      2               176,560
Grp 2      2               157,020
Total      4               333,580
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,807         218,119,329
Grp 2    2,364         314,222,474
Total    4,171         532,341,803

     Foreclosure
Grp 1    Count              Balance
Grp 2      8               940,775
Total      5               786,049
          13             1,726,824
     Bankruptcy
         Count              Balance
Grp 1      7               787,148
Grp 2      5             1,152,466
Total     12             1,939,614

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         33
Prin Bal of Loans for which Prepay Prems were collected           4,449,235
Current amount of Prepayment Premiums                               147,531

Current Delinquency Rate (60+days)                                  1.78105%
Rolling Three Month Delinquency Rate (60+days)                      1.09928%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     343
Weighted Average Gross Coupon of Mortgage Loans                     8.23977%
Weighted Average Net Coupon of Mortgage Loans                       7.71337%

Aggregate number of Mortgage Loans in the pool                        4,171

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.54873%

Net Excess Spread                                                   2.84675%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee